UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2021

Cross Country Healthcare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-33169	13-4066229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6551 Park of Commerce Boulevard, N.W., Boca Raton, Florida 33487
(Address of Principal Executive Office) (Zip Code)

(561) 998-2232
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CCRN	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2021, Cross Country Healthcare, Inc. (the “Company”) announced that Stephen A. Saville, Group President, Locums, Education and Corporate Development for the Company, will depart the Company effective April 30, 2021 (the “Effective Date”). The Company anticipates that Mr. Saville will enter into a severance agreement with the Company as of the Effective Date that will provide benefits consistent with the terms of his previously-disclosed offer letter, which consist of (i) any unpaid base salary through the Effective Date; (ii) reimbursement for unreimbursed business expenses incurred through the Effective Date; (iii) payment of unused vacation and sick time in accordance with the Company’s policy; and (iv) continued payments of his base salary as in effect at the Effective Date in accordance with the Company’s regular payroll practices for a period of twelve months following the Effective Date. For a period of one year following the Effective Date, Mr. Saville may not compete with the Company in any jurisdiction in which the Company’s business is conducted nor may he intentionally interfere with the Company’s relationship with any of its suppliers, customers or employees.

Following the Effective Date, the Company also expects to enter into a consulting agreement with Mr. Saville, pursuant to which Mr. Saville will provide certain consulting services to the Company as requested by the Company from time to time through May 31, 2021, in exchange for which he will be entitled to certain consulting fees at a rate of $100 per hour and other benefits.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

Dated:	March 31, 2021	By:	/s/ William J. Burns
William J. Burns
Executive Vice President and Chief Financial Officer